EXHIBIT 99.1
                                                                    ------------

             JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13D-(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of May 2, 2001

                                The 1818 Fund III, L.P.


                                By: Brown Brothers Harriman & Co.,
                                    its General Partner


                                By: /s/ Lawrence C. Tucker
                                    -------------------------------------------
                                    Name:   Lawrence C. Tucker
                                    Title:  Partner


                                BROWN BROTHERS HARRIMAN & CO.


                                By: /s/ Lawrence C. Tucker
                                    -------------------------------------------
                                    Name:   Lawrence C. Tucker
                                    Title:  Partner


                                /s/ Lawrence C. Tucker
                                -----------------------------------------------
                                Lawrence C. Tucker


                                /s/ T. Michael Long
                                -----------------------------------------------
                                T. Michael Long